Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual report of U.S. Timberlands Klamath Falls, LLC (the "Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Rudey, Chief Executive Officer of the general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John M. Rudey
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John M. Rudey
Chief Executive Officer

April 14,  2003